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                                                                    Exhibit 23.3


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of TransDigm, Inc. of our report dated January 17, 1997 relating to the consolidated financial statements of Marathon Power Technologies Company for the years ended December 31, 1996 and 1995, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
April 23, 1999